                                                                    Exhibit 99.1

                            CERTIFICATION PERSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PERSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pegasystems Inc., (the Company) on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan Trefler, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Alan Trefler
                                            ----------------
                                            Chairman and Chief Executive Officer
                                            (Principal Executive Officer)
                                            October 22, 2002

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